CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------






As independent public accountants, we hereby consent to the incorporation of our report, dated November 5, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-39090, 33-62966, 33-52319, 33-57683, 333-21503 and 333-62319).




                                         /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP



Roseland, New Jersey
December 8, 1998